UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 18, 2004


                           APRIA HEALTHCARE GROUP INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      1-14316                  33-0488566
(State or other jurisdiction         (Commission              (IRS Employer
    of incorporation)                File Number)         Identification Number)


        26220 ENTERPRISE COURT
        LAKE FOREST, CALIFORNIA                        92630
(Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (949) 639-2000

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

          (c) Exhibits

              Exhibit
              Number   Reference
              -------  ---------
              99.1     Press  release  issued  by  Apria  Healthcare  Group Inc.
                       ("Apria") on February 18, 2004.




ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
--------  ---------------------------------------------

          On February 18, 2004, Apria issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The release also sets the record date for the Annual Meeting and adjusts the deadlines for stockholder proposals and director nominations. A copy of the press release is attached hereto as Exhibit No. 99.1.

          The information in this current report on Form 8-K is being furnished to the Commission and shall not be deemed filed for purposes of
          Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                APRIA HEALTHCARE GROUP INC.
                                ---------------------------
                                        Registrant





February 18, 2004                By: /s/ AMIN I. KHALIFA
                                    -----------------------------------
                                    Amin I. Khalifa
                                    Executive Vice President and
                                      Chief Financial Officer